Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Samuel J. Anderson

hereby constitute and appoint Patrizio Vinciarelli and James A. Simms, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Vicor Corporation (the “Company”) to the Registration Statement on Form S-8, any amendments (including post-effective amendments) or supplements thereto relating to the shares of the Company’s common stock to be issued by the Company pursuant to the VI Chip Corporation Amended and Restated 2007 Stock Option and Incentive Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 26th day of July, 2019.

/s/ Samuel J. Anderson
Samuel J. Anderson

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Jason L. Carlson

hereby constitute and appoint Patrizio Vinciarelli and James A. Simms, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Vicor Corporation (the “Company”) to the Registration Statement on Form S-8, any amendments (including post-effective amendments) or supplements thereto relating to the shares of the Company’s common stock to be issued by the Company pursuant to the VI Chip Corporation Amended and Restated 2007 Stock Option and Incentive Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 26th day of July, 2019.

/s/ Jason L. Carlson
Jason L. Carlson

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Philip D. Davies

hereby constitute and appoint Patrizio Vinciarelli and James A. Simms, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Vicor Corporation (the “Company”) to the Registration Statement on Form S-8, any amendments (including post-effective amendments) or supplements thereto relating to the shares of the Company’s common stock to be issued by the Company pursuant to the VI Chip Corporation Amended and Restated 2007 Stock Option and Incentive Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 26th day of July, 2019.

/s/ Philip D. Davies
Philip D. Davies

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Estia J. Eichten

hereby constitute and appoint Patrizio Vinciarelli and James A. Simms, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Vicor Corporation (the “Company”) to the Registration Statement on Form S-8, any amendments (including post-effective amendments) or supplements thereto relating to the shares of the Company’s common stock to be issued by the Company pursuant to the VI Chip Corporation Amended and Restated 2007 Stock Option and Incentive Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 26th day of July, 2019.

/s/ Estia J. Eichten
Estia J. Eichten

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Michael S. McNamara

hereby constitute and appoint Patrizio Vinciarelli and James A. Simms, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Vicor Corporation (the “Company”) to the Registration Statement on Form S-8, any amendments (including post-effective amendments) or supplements thereto relating to the shares of the Company’s common stock to be issued by the Company pursuant to the VI Chip Corporation Amended and Restated 2007 Stock Option and Incentive Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 26th day of July, 2019.

/s/ Michael S. McNamara
Michael S. McNamara

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Claudio Tuozzolo

hereby constitute and appoint Patrizio Vinciarelli and James A. Simms, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Vicor Corporation (the “Company”) to the Registration Statement on Form S-8, any amendments (including post-effective amendments) or supplements thereto relating to the shares of the Company’s common stock to be issued by the Company pursuant to the VI Chip Corporation Amended and Restated 2007 Stock Option and Incentive Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 26th day of July, 2019.

/s/ Claudio Tuozzolo
Claudio Tuozzolo